SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2009
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Aspen Insurance
of incorporation)	File Number)	U.S. Services, Inc.
Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On October 6, 2009, two wholly-owned subsidiaries, of Aspen Insurance Holdings Limited (the “Company”), Aspen Insurance Limited (“Aspen Bermuda”) and Aspen Insurance UK Limited (“Aspen U.K.”), entered into a secured letter of credit facility agreement (the “Agreement”) with Barclays Bank plc (“Barclays”). The Agreement permits the issuance of an aggregate amount of up to $200,000,000 of letters of credit (“LOCs”) for the account of Aspen Bermuda, Aspen U.K. or any other wholly-owned subsidiary of the Company that becomes a party to the Agreement (collectively the “Account Parties”).
All LOCs under the Agreement (including certain LOCs originally issued under other credit facilities available to the Company and/or its subsidiaries) will be used to support reinsurance obligations of the Account Parties and their respective subsidiaries. The Agreement supplements the existing letter of credit and revolving credit facilities available to the Company and its subsidiaries.
The obligations of each Account Party under the Agreement will be secured by securities owned by such Account Party and held with Bank of New York Mellon, as custodian. The amount of LOCs issued for the account of an Account Party cannot exceed the discounted market value of the securities pledged by such Account Party. Advance rates vary based upon the type and tenor of the pledged securities.
The covenants in the Agreement are substantially the same as those in the Company’s primary revolving credit facility and include limitations on indebtedness, liens, dispositions of property and mergers (subject to customary exceptions and thresholds). The Agreement does not have financial maintenance covenants, but each material subsidiary of the Company is required to maintain a minimum financial strength rating.
The Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are filed as part of this report:
10.1	$200,000,000 Facility Agreement between Aspen Insurance Limited, Aspen Insurance UK Limited and Barclays Bank plc, dated October 6, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: October 7, 2009	By:	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer

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